 AmeriLithium Corp. Exhibit 99

The registrant hereby provides the following exhibits:

(99.1) Australian Claims map

(99.2) Clayton Deep Claim map

(99.3) Full Monty Claim map

(99.4) Paymaster Claim map

(99.5) West Central Alberta Claim map


GREAT SOUTHERN HIGHWAY
WILLIAMS KONDININ ROAD
YILLIMINNING ROAD
REIDS ROAD
WICKEPIN HARRISMITH ROAD
445m
120
434m
430m
409m
434m
FENCE ROAD
388m
DUMBLEYUNG LAKE GRACE ROAD
ARTHUR ROAD
Dumbleyung Lake
PINGARNING HILLS
PINGARNING HI
409m
DATATINE ROAD
30
ROBINSON ROAD
369m
GREAT SOUTHERN HIGHWAY
401m
395m
KATANNING NYABING ROAD
390m
ALBANY HIGHWAY
KOJONUP KATANNING ROAD
CHESTER PASS ROAD
358m


Darwin
Australia
Brisbane
Perth
See Enlargement
Sydney
Melbourne
Not to Scale

Legend

- E70/3704
- E70/3703
- E70/3702

N

0 2 4 8 12 16 Miles

AMERILiTHIUM
POWER FOR AMERICA'S FUTURE

Australian Claims
State of Western Australia
E70/3702, E70/3703, & E70/3704
July 2011

FORSGREN Associates Inc.


R 37E
R 38E
R 39E
R 40E
T 2S
T 3S
T 4S
T 5S
2S 37E
2S 38E
2S 39E
2S 40E
3S 37E
3S 38E
3S 39E
3S 40E
4S 37E
4S 38E
4S 39E
4S 40E
5S 37E
5S 38E
5S 39E
5S 40E
CLAYTON VALLEY
RANGE
66 65 64 63 62 61 60 59
58 5 4 3 2 1 29 28 27 26
6 7 8 9 10 11 12 30 31 32
19 18 17 16 15 14 13 35 34 33
57 20 21 22 23 24 25 36 37 38
47 46 45 44 43 42 41 40 39
48 49 50 51 52 53 54 55 56
Red Mtn
Vanderbilt Peak
Sheep Mtn
Cone Spring
Lower Cowcamp Spring
Upper Cowcamp Spring
Big Spring
Mohawk Mine
Mary Mine
Palmetto


Nevada
95
6
6
Tonopah
Silverpeak
Clayton Deep Claim
395
95
California
Not to Scale

N

0 1 2 4 Miles

Legend

- Clayton Deep Claim No.
- Sections
- Townships

Mapping per North American Datum 1983
and United States Public Land Survey System

AMERILITHIUM
POWER FOR AMERICA'S FUTURE

Clayton Deep Claim Block
July 2011

FORSGREN Associates Inc.


7N 40E
7N 41E
7N 42E
R 40E
R 41E
R 41E
R 42E
6N 40E
6N 41E
6N 42E
VALLEY
Creek
T 6N
T 5N
T 6N
T 5N
5N 40E
5N 42E
SMOKY
9 8 7 6 5 4 3 2 1
10 11 12 13 14 15 16 17 18
27 26 25 24 23 22 21 20 19
28 29 30 31 32 33 34 35 36
45 44 43 42 41 40 39 38 37
46 47 48 49 50 51 52 53 54
63 62 61 60 59 58 57 56 55
64 65 66 67 68 69 70 71 72
T 5N
T 4N
T 5N
T 4N
Crescent Dunes
4N 40E
4N 41E
4N 42E
Montezuma Wells
T 4N
T 3N
T 4N
T 3N
3N 40E
3N 41E
3N 42E
R 40E
R 41E
R 41E
R 42E


95
Full Monty
Claim
Nevada
6
6
Tonopah
95
395
California
Not to Scale

N

0 1 2 4 Miles

Legend

- Full Monty Claim No.
- Sections
- Townships

Mapping per North American Datum 1983
and United States Public Land Survey System

AMERILiTHIUM
POWER FOR AMERICA'S FUTURE

Full Monty Claim Block
July 2011

FORSGREN Associates Inc.


R 39E
R 40E
R 41E
1N 39E
1N 40E
1N 41E
2N 40E
1S 40E
1S 40.1/2E
1S 41E
R 40.5E
T 1N
T 1S
HILLS
General Thomas Mine
General Thomas Hills
Paymaster Mine
Canyon
Paymaster Ridge
Mount Diablo
ALKALI LAKE
Well
Pearl Hot Springs
Twin Springs
90 89 88
85 86 82
84 83 87
78 79 80 81
77 76 75 74
71 72 73
70 69 68
15 14 13
16 17
19 18
23 22 21 20
24 25 26 27
31 30 29 28
32 33 34 35
38 37 36
39 40 41
43 42
44 45
46 47
48 49
52 51 50
54 53
56 55
62 61 60 59 58 57
63 64 65 66 67


Nevada
95
6
Paymaster Claim
Tonopah
6
Silverpeak
95
395
California
Not to Scale

N

0 0.5 1 2 Miles

Legend

Paymaster Claim No.

Sections

Townships

Mapping per North American Datum 1983
and United States Public Land Survey System
Locations of PM 27, PM 28, and PM 35 are estimated

AMERILITHIUM
POWER FOR AMERICA'S FUTURE

Paymaster Claim Block July 2011

FORSGREN Associates Inc.


AmeriLithium Property
400000
450000
500000
6300000
6250000
6200000
6150000
N
S
E
W
Manning
Dixonville
Hines Creek
Peace River
St. Isidore
Grimshaw
Berwyn
Brownvale
Whitelaw
Fairview
Bluesky
Nampa
Spirit River
Rycroft
Tangent
Girouxville
Falher
Donnelly
McLennan
Guy
High Prairie
Leduc Fm. >75 mg/L
Leduc Fm. >75 mg/L
Leduc Fm. 100 mg/L
Leduc Fm. >75 mg/L
Legend
Lithium in Formation Waters
Population Centres
City
Town/village
Hamlet/locality
Roads
Primary Highway
Secondary Highway
Land Holdings
AmeriLithium Permits
877384 AB Ltd./Zimtu Capital Corp.
First Lithium Resources Inc.
Other Permits
Other Leases
Protected Areas
Crown Reservations
Lithium Bearing Formation Waters
Kilometres
0 20 40 60
1:750,000
Coordinate System: UTM NAD83, Zone 11N
* Data from "Resource Estimates of Industrial Minerals in Alberta Formation Waters" (Bachu, S. et al., 1995) and "Industrial Mineral Potential of Alberta Formation Waters" (Hitchson, B. et al., 1995)
Dahrouge Geological Consulting Ltd.
Edmonton, Alberta
WEST-CENTRAL ALBERTA
AMERILITHIUM
POWER FOR AMERICA'S FUTURE
Lithium Brine Project
JK
2010.01